UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2005

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

707 2d Avenue South

Minneapolis, MN 55474

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Effective as of the close of business on September 30, 2005, the separation of the business of Ameriprise Financial, Inc. (the “Company”) from American Express Company (“AXP”) and the distribution of the common stock of the Company to the stockholders of AXP was completed in a tax free spin-off (the “Distribution”).  In connection with the Distribution, the Company entered into certain agreements with AXP to effect the separation of its business and to define responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Additional information relating to the Distribution is set forth in the Company's registration statement on Form 10 as filed with the Securities and Exchange Commission on August 19, 2005.

Transition Services Agreement

On September 30, 2005, the Company entered into a Transition Services Agreement (the “Transition Services Agreement”) with AXP under which the Company and AXP will provide certain specified services to each other on an interim basis.  Among the principal services to be provided are: finance and financial operations services, human resources services, information technology services, and service delivery network services, including call center services.  The services will generally be provided for a term beginning on the distribution date and expiring on the earlier to occur of the second anniversary of the distribution date and the date of termination of a particular service pursuant to the agreement.  The party receiving a service can generally terminate provision of that service upon 60 days advance notice to the party providing the service.  AXP and the Company will pay an arm’s length fee to the other party for the services provided, which fee is generally intended to allow the party providing the service to recover all of its direct and indirect costs.  Generally, neither the Company nor AXP will be liable to the other for any failure to provide the services under the transition services agreement, except in the case of intentional breach, fraud, gross negligence or willful misconduct.

Tax Allocation Agreement

On September 30, 2005, the Company entered into a Tax Allocation Agreement (the “Tax Allocation Agreement”) with AXP.  The Tax Allocation Agreement governs the allocation of consolidated U.S. federal and applicable combined or unitary state and local income tax liability as between AXP and the Company, and in addition provides for certain restrictions and indemnities in connection with the tax treatment of the Distribution and addresses other tax-related matters.

Employee Benefits Agreement

On September 30, 2005, the Company entered into an Employee Benefits Agreement (the “Employee Benefits Agreement”) with AXP that allocates liabilities and responsibilities relating to employee compensation and benefits plans and programs and other related matters in connection with the Distribution including the treatment of outstanding AXP equity awards, certain outstanding annual and long-term incentive awards, existing deferred compensation obligations, and certain retirement and welfare benefit obligations.  The Employee Benefits Agreement provides that as of the date of the Distribution the Company generally will assume, retain and be liable for all wages, salaries, welfare, incentive compensation, and employee-related obligations and liabilities for all of its current and former employees.  The Employee Benefits Agreement also provides for the transfer of assets and liabilities relating to the pre-distribution participation of the Company’s employees in various AXP retirement, welfare, incentive compensation, and employee benefit plans from such plans to the applicable plans the Company has adopted for the benefit of its employees.

Forms of Equity Award Certificates and LTIA Guide

On September 30, 2005, the Company adopted the Ameriprise Financial Long-Term Incentive Award Program Guide (the “LTIA Guide”), which, in conjunction with the Ameriprise Financial 2005 Incentive Compensation Plan (the “Ameriprise ICP”), sets forth certain terms and conditions of the long-term incentive awards (“LTIAs”) granted by the Company under the Ameriprise ICP.  The LTIA Guide contains, among other things, provisions and information regarding the vesting of LTIAs, the treatment of LTIAs upon a termination of employment, and the treatment of LTIAs upon the occurrence of a change of control of the Company and on certain other events.  In addition, the LTIA Guide contains non-competition and non-solicitation provisions.

On September 30, 2005, the Company also adopted the Ameriprise Financial Form of Award Certificate – Non-Qualified Stock Option Award (the “Option Certificate”), pursuant to which options to purchase the Company’s common stock, par value $0.01 (“Common Stock”) will be granted to the Company’s key employees, including the Company’s named executive officers.  In addition to setting forth the number of shares of Common Stock subject to the option, as well as the award date, vesting schedule, and exercise price of such option, each individual Option Certificate will also incorporate by reference the terms and conditions set forth in the Ameriprise ICP and the LTIA Guide.

In addition, on September 30, 2005, the Company adopted (i) the Ameriprise Financial Form of Award Certificate – Restricted Stock Award (the “RSA Certificate”) and (ii) the Ameriprise Financial Form of Award Certificate – Restricted Stock Unit Award (the “RSU Certificate”), pursuant to which awards of restricted shares of Common Stock or restricted stock units, respectively, will be granted to the Company’s key employees, including the Company’s named executive officers.  In addition to setting forth the number of restricted shares of Common Stock or restricted stock units awarded, as well as the award date and vesting schedule of each such award, each individual RSA Certificate and RSU Certificate will also incorporate by reference the terms and conditions set forth in the Ameriprise ICP and the LTIA Guide.

Form of Cash Incentive Award Agreements

On September 30, 2005, the Company adopted the Ameriprise Financial Form of Agreement – Cash Incentive Award, which provides for the grant of performance-based cash incentive awards (“Cash Incentive Awards”), pursuant to the Ameriprise ICP and the LTIA Guide.  For three of the Company’s named executive officers, the Compensation and Benefits Committee (the “CBC”) of the Company’s Board of Directors has approved the adoption of certain performance goals for the payment of Cash Incentive Awards with respect to the fourth quarter of 2005.  These Cash Incentive Awards will be paid from a pool, created under the Ameriprise ICP, which will be equal to 3 percent of the Company’s Operating Net Income for the fourth quarter of 2005.  “Operating Net Income” is the Company’s reported net income, before the costs associated with the Distribution, accounting changes and discontinued operations are taken into account.  Subject to the terms and conditions described below, if the performance objectives are attained, as determined and certified by the CBC, each of the three named executive officers will be entitled to a Cash Incentive Award which in the case of each such officer will be no greater than a pre-established maximum percentage of the pool.

For the Company’s two remaining named executive officers, the CBC has approved the assumption, under the Ameriprise ICP, of certain cash incentive awards for 2005 that were originally granted by AXP (the “Assumed Cash Incentive Awards”).  The performance goals with respect to such Assumed Cash Incentive Awards are based on AXP’s diluted earnings per share (“AXP EPS”) and return on equity (“AXP ROE”) for 2005, with the award being determined by reference to a matrix of possible performance levels.  In determining diluted AXP EPS and AXP ROE, AXP’s reported net income will be adjusted to exclude the cumulative effect of accounting changes, income, and losses from discontinued operations and extraordinary gains and losses as determined under generally accepted accounting principles.

In determining the payout to be made to a named executive officer pursuant to a Cash Incentive Award or an Assumed Cash Incentive Award, the terms and conditions of each such award preclude the CBC from paying each such officer an amount exceeding the maximum payout that is called for by reference to the particular performance level achieved by the Company.  However, the CBC may determine in its sole discretion to pay less than the maximum payout based on the Company’s and/or the executive officer’s performance during 2005.

At present, it is expected that the payments of Cash Incentive Awards or Assumed Cash Incentive Awards to each of the Company’s named executive officers will be made in February 2006, subject to continuous employment of each such named executive officer through the date of payment.

Deferred Share Plan for Outside Directors

On September 30, 2005, the Company adopted the Ameriprise Financial Deferred Share Plan for Outside Directors (the “Director Deferral Plan”), which is designed to provide a means for the deferral by non-employee directors of director fees and to promote a greater alignment of interests between eligible directors and the Company’s shareholders.  Under the Director Deferral Plan, eligible directors will have credited to a stock account, on an annual basis and at the commencement of each service period, a number of deferred share units (“DSUs”) equal to such director’s annual fee divided by the market value of a share of Common Stock on a specified date.  In addition, in respect of each plan year (commencing with the 2006 plan year) and subject to the timely completion of all requirements imposed by the CBC, each eligible non-employee director may elect to make an annual elective deferral of eligible compensation (as determined by the CBC) in accordance with, and subject to the procedures set forth in, the Director Deferral Plan.

Annual elective deferrals will be credited in equal installments on a quarterly basis to an eligible director’s stock account (which shall be denominated in DSUs) and/or a cash account (which shall earn interest based on Moody’s Composite Yield on Seasoned Aaa Corporate Bonds), as elected by such eligible director.  The number of DSUs that will be credited to an eligible director’s stock account with respect to an annual elective deferral shall be the amount elected to be deferred by the participant with respect to such quarter divided by the market value of a share of Common Stock on a specified date.  Eligible directors may elect to make annual elective deferrals of up to 100% of eligible compensation, in 25% increments.  An eligible director’s stock account will also be credited on each dividend payment date with a number of DSUs equal to the number of shares of Common Stock that would have been issued if the DSUs were shares of Common Stock.

An eligible director may elect to have elective deferrals distributed (i) in a lump sum at the end of the quarter immediately following the quarter in which such director’s service on the Company’s Board of Directors terminates (the “Distribution Quarter”) or on March 31 of a specified year or (ii) in up to 5 annual installments of incrementally increasing ratios (e.g., 1/5, 1/4, 1/3, 1/2, 1), commencing at the end of the Distribution Quarter (with subsequent installments to be paid on March 31).  Annual DSU grants will be distributed in a lump sum at the end of the Distribution Quarter.  Except as otherwise determined by the CBC, all stock account distributions will be in shares of Common Stock and all cash account distributions will be paid in cash.

Upon the occurrence of a change in control, the Company will distribute all previously undistributed amounts under the Director Deferral Plan to participants.

General

Copies of the Transition Services Agreement, the Tax Allocation Agreement, the Employee Benefits Agreement and the related employee benefit plan documents described above are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.03               Material Modification to Rights of Security Holders

In connection with the Distribution, effective as of the close of business on September 30, 2005, the Company effectuated a one for 2,461,690.72 stock split of the Company’s issued and outstanding common stock, reclassifying each share of common stock held by AXP (the holder of 100% of the Company’s issued and outstanding common stock prior to the Distribution) into such number of shares of common stock so that AXP had one share of common stock for every five shares of AXP common stock issued and outstanding on the record date for the Distribution.  Prior to the Distribution, the Company’s total issued and outstanding shares of common stock was 100.  The Company’s common stock continues to be $0.01 par value.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Prior to and in connection with the Distribution, AXP, as sole stockholder of the Company, on September 30, 2005, elected the following persons to the Company’s Board of Directors (the “Board”) for a term expiring at the annual meeting of the stockholders of the Company in the year set forth beside each such person’s name:

James M. Cracchiolo – 2007

Ira D. Hall – 2006

W. Walker Lewis – 2008

Siri S. Marshall – 2008

Jeff Noddle – 2006

Richard F. Powers III – 2006

H. Jay Sarles – 2007

Robert F. Sharpe, Jr. – 2007

William H. Turner – 2008

On September 30, 2005, the Board appointed the following named persons to the offices of the Company set forth beside each person’s name:

James M. Cracchiolo – Chairman, Chief Executive Officer and President

Brian M. Heath – President – U.S. Advisor Group

Mark Schwarzmann – President – Insurance, Annuities and Product Distribution

Joseph E. Sweeney – President – Financial Planning, Products and Services

William F. Truscott – President – U.S. Asset Management and Chief Investment Officer

Walter S. Berman - Executive Vice President and Chief Financial Officer

Kelli A. Hunter - Executive Vice President – Human Resources

John Junek - Executive Vice President and General Counsel

Glen Salow - Executive Vice President – Technology and Operations

Kim M. Sharan - Executive Vice President and Chief Marketing Officer

John R. Woerner - Senior Vice President – Strategic Planning and Business Development

David K. Stewart - Senior Vice President and Controller

The Board also appointed Mssrs. Noddle, Powers, Sarles, Sharpe and Turner as members of the Audit Committee, Mssrs. Hall, Lewis, Noddle and Sarles and Ms. Marshall as members of the Nominating and Governance Committee, and Mssrs. Hall, Lewis, Powers and Sharpe and Ms. Marshall as members of the Compensation Committee.

Information regarding the directors and officers listed above is contained in Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 16, 2005, which information is incorporated herein by reference.

Harlan J. Noddle, the brother of director Jeff Noddle, holds controlling interests in three special-purpose real estate development limited partnerships that have limited-recourse mortgage loans from our subsidiary IDS Life Insurance Company (“IDS Life”) with a current aggregate outstanding balance of $6.5 million.  The loans were made on arm’s length terms in the ordinary course of business by IDS Life in 1997 (one loan) and 2001 (two loans).

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Distribution, on September 30, 2005, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Amended and Restated Certificate of Incorporation was duly approved and adopted by the Board on September 30, 2005.  Amended and Restated Bylaws of the Company also were approved and adopted by the Board on September 30, 2005.

Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed hereto as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5. 05              Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Distribution, on September 30, 2005, the Company adopted a new Employee Code of Conduct, which contains the Company’s code of ethics as defined in Item 406(b) of Regulation S-K.

A copy of the Employee Code of Conduct is available on the Company's Website at www.ameriprise.com.

Item 7.01               Regulation FD Disclosure.

A copy of the press release announcing the completion of the Distribution is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Ameriprise Financial, Inc.

3.2	Amended and Restated Bylaws of Ameriprise Financial, Inc.

10.1	Transition Services Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.2	Tax Allocation Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.3	Employee Benefits Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.4	Ameriprise Financial Form of Award Certificate – Non-Qualified Stock Option Award

10.5	Ameriprise Financial Form of Award Certificate – Restricted Stock Award

10.6	Ameriprise Financial Form of Award Certificate – Restricted Stock Unit Award

10.7	Ameriprise Financial Form of Agreement – Cash Incentive Award

10.8	Ameriprise Financial Long-Term Incentive Award Program Guide

10.9	Ameriprise Financial Deferred Share Plan for Outside Directors

99.1	Press Release dated October 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ John C. Junek
	Name:	John C. Junek
	Title:	Executive Vice President and General Counsel

DATE: October 3, 2005

AMERIPRISE FINANCIAL, INC.

CURRENT REPORT ON FORM 8-K

Report Dated October 3, 2005

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ameriprise Financial, Inc.

3.2	Amended and Restated Bylaws of Ameriprise Financial, Inc.

10.1	Transition Services Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.2	Tax Allocation Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.3	Employee Benefits Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005

10.4	Ameriprise Financial Form of Award Certificate – Non-Qualified Stock Option Award

10.5	Ameriprise Financial Form of Award Certificate – Restricted Stock Award

10.6	Ameriprise Financial Form of Award Certificate – Restricted Stock Unit Award

10.7	Ameriprise Financial Form of Agreement – Cash Incentive Award

10.8	Ameriprise Financial Long-Term Incentive Award Program Guide

10.9	Ameriprise Financial Deferred Share Plan for Outside Directors

99.1	Press Release dated October 3, 2005